                                                               EXECUTION COPY




                         DLJ COMMERCIAL MORTGAGE CORP.
                 Commercial Mortgage Pass-Through Certificates
                                Series 1999-CG2

                             UNDERWRITING AGREEMENT



                                                                June 11, 1999



 Donaldson, Lufkin &
 Jenrette
   Securities Corporation
 277 Park Avenue
 New York, NY 10172

 Goldman, Sachs & Co.
 85 Broad Street
 New York, NY 10004

 Ladies and
 Gentlemen:

                   DLJ Commercial Mortgage Corp., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to sell to you (together, the "Underwriters"), those classes (each, a "Class") of its Commercial Mortgage Pass-Through Certificates, Series 1999-CG2, specified in Schedule II hereto (the "Offered Certificates"). The Offered Certificates, together with the other commercial mortgage pass-through certificates of the same series (the "Private Certificates"; and, collectively with the Offered Certificates, the "Certificates"), will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") to be dated as of June 1, 1999 (the "Cut-off Date"), among the Company, as depositor, GE Capital Loan Services, Inc., as master servicer (the "Master Servicer"), Banc One Mortgage Capital Markets, LLC, as special servicer (the "Special Servicer"), and Norwest Bank Minnesota, National Association, as trustee (in such capacity, the "Trustee") and as REMIC administrator (in such capacity, the "REMIC Administrator"). The Certificates will evidence the entire beneficial ownership of a trust fund (the "Trust Fund") to be established by the Company pursuant to the Pooling and Servicing Agreement. The Trust Fund will consist primarily of a pool (the "Mortgage Pool") of conventional, monthly pay, commercial and multifamily mortgage loans (the "Mortgage Loans") transferred by the Company to the Trust Fund and listed in an attachment to the Pooling and Servicing Agreement. Multiple real estate mortgage investment conduit ("REMIC") elections are to be made with respect to the Trust Fund with the resulting REMICs being referred to as "REMIC I", "REMIC II", "REMIC III" and the "Loan REMICs", respectively. The Company acquired certain of the Mortgage Loans from GE Capital Access, Inc. ("GECA"), certain of the




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 Mortgage Loans from Goldman Sachs Mortgage Company ("GSMC") and the remaining
 Mortgage Loans from Column Financial, Inc. ("Column"; and collectively with GECA and GSMC, the "Mortgage Loan Sellers"), in each case pursuant to a Mortgage Loan Purchase and Sale Agreement (each, a "Mortgage Loan Purchase and Sale Agreement") dated as of the date hereof, between the Company and the particular Mortgage Loan Seller. The Offered Certificates and the Mortgage Loans are described more fully in the Basic Prospectus and the Prospectus Supplement (each of which terms is defined below) which the Company is furnishing to you. Capitalized terms used but not otherwise defined herein will have the respective meanings assigned thereto in the Prospectus Supplement.

                   1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter that:

                   (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement (No. 333-59167) on Form S-3 for the registration under the Securities Act of 1933, as amended (the "Act"), of the offer and sale of the Offered Certificates, which registration statement has become effective and copies of which have heretofore been delivered to you. Such registration statement meets the requirements set forth in Rule 415(a)(1) under the Act and complies in all other material respects with such Rule. The Company proposes to file with the Commission pursuant to Rule 424 under the Act a supplement, dated the date specified in Schedule II hereto, to the prospectus, dated the date specified in Schedule II hereto, relating to the Offered Certificates and the method of distribution thereof and has previously advised you of all further information (financial and other) with respect to the Offered Certificates set forth therein. Such registration statement, including the exhibits thereto, as amended at the date hereof is hereinafter called the "Registration Statement"; such prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424 under the Act, is hereinafter called the "Basic Prospectus"; such supplement to the Basic Prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424 under the Act, is hereinafter called the "Prospectus Supplement"; and the Basic Prospectus and the Prospectus Supplement together are hereinafter called the "Prospectus". Any preliminary form of the Prospectus Supplement which has heretofore been filed pursuant to Rule 402(a) or Rule 424 under the Act is hereinafter called a "Preliminary Prospectus Supplement"; and any such Preliminary Prospectus Supplement, together with the form of prospectus that accompanied it, are hereinafter called a "Preliminary Prospectus". References herein to the Prospectus or Prospectus Supplement shall exclude information incorporated therein by reference pursuant to a filing made in accordance with
 Section 9 hereof, but shall include any ABS Term Sheet (as defined in Section
 9) actually included therein other than by incorporation by reference (and regardless of whether such ABS Term Sheet is also incorporated therein by reference). The Company, as depositor with respect to the Trust Fund, will file with the Commission within fifteen days of the issuance of the Offered Certificates a report on Form 8-K setting forth specific information concerning the Offered Certificates.

                   (b) As of the date hereof, when the Registration Statement became effective, when the Prospectus Supplement is first filed pursuant to Rule 424 under the Act, when, prior to the Closing Date (as defined in Section
 3), any other amendment to the Registration Statement becomes

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 effective, when, prior to the Closing Date, any supplement to the Prospectus
 Supplement is filed with the Commission, and at the Closing Date, (i) the Registration Statement, as amended as of any such time, and the Prospectus, as amended or supplemented as of any such time, complied or will comply in all material respects with the applicable requirements of the Act and the rules thereunder, (ii) the Registration Statement, as amended as of any such time, did not and will not contain any untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) the Prospectus, as amended or supplemented as of any such time, did not and will not contain an untrue statement of a material fact and did not and will not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that the Company makes no representations or warranties as to (A) the information contained in or omitted from the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by any Underwriter directly for use therein, (B) the information contained in or omitted from the Prospectus, or any amendment thereof or supplement thereto, in reliance upon and conformity with (1) the Master Tape (it being acknowledged that the Master Tape was used to prepare the Prospectus Supplement, including, without limitation, Exhibit A-1 and Exhibit A-2 to the Prospectus Supplement and the accompanying diskette), (2) the representations and warranties of any Mortgage Loan Seller set forth in or made pursuant to the related Mortgage Loan Purchase and Sale Agreement, or (3) any other information concerning the characteristics of the Mortgage Loans, the related Borrowers or the related Mortgaged Properties furnished to the Company or the Underwriters by any Mortgage Loan Seller, (C) the information regarding the Mortgage Loans, the related borrowers (the "Borrowers" and the related mortgaged properties (the "Mortgaged Properties") contained in or omitted from the Prospectus Supplement, or any amendment thereof or supplement thereto, under the headings "Summary of the Prospectus Supplement--The Mortgage Loans and the Mortgaged Properties", "Risk Factors" and "Description of the Mortgage Pool" or on Exhibit A-1 or Exhibit A-2 thereto or on the accompanying diskette, or (D) the information contained in or omitted from any Computational Materials (as defined in Section 9 hereof) or ABS Term Sheets, or any amendment thereof or supplement thereto, incorporated by reference in the Registration Statement, any Preliminary Prospectus or the Prospectus (or any amendment thereof or supplement thereto) by reason of a filing made in accordance with Section 9. The "Master Tape" consists of the compilation of underlying information and data regarding the Mortgage Loans covered by the Independent Accountants Report on Applying Agreed Upon Procedures dated June 3, 1999, as supplemented to the Closing Date, and rendered by Arthur Andersen LLP.

                   (c) The Company is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority (corporate and other) to own its properties and conduct its business, as described in the Prospectus, and to enter into and perform its obligations under this Agreement and the Pooling and Servicing Agreement, and is conducting its business so as to comply in all material respects with all applicable statutes, ordinances, rules and regulations of the jurisdictions in which it is conducting business.

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                   (d) The Company is not aware of (i) any request by the
 Commission for any further amendment of the Registration Statement or the Prospectus or for any additional information, regarding the Offered Certificates (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose or (iii) any notification with respect to the suspension of the qualification of the Offered Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

                   (e) At or prior to the Closing Date, the Company will have entered into the Pooling and Servicing Agreement; this Agreement has been duly authorized, executed and delivered by the Company, and the Pooling and Servicing Agreement, when delivered by the Company, will have been duly authorized, executed and delivered by the Company; and this Agreement constitutes, and the Pooling and Servicing Agreement, when delivered by the Company, will constitute, valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, liquidation, moratorium, receivership, reorganization or similar laws affecting the rights of creditors generally, (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and (iii) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of any provisions of this Agreement or the Pooling and Servicing Agreement which purport to provide indemnification from securities law liabilities.

                   (f) The Offered Certificates and the Pooling and Servicing Agreement conform in all material respects to the descriptions thereof contained in the Prospectus; the issuance and sale of the Offered Certificates have been duly and validly authorized by the Company, and such Certificates will, when duly and validly executed and authenticated by the Trustee in accordance with the Pooling and Servicing Agreement, be entitled to the benefits of the Pooling and Servicing Agreement.

                   (g) As of the Closing Date, the representations and warranties of the Company set forth in Section 2.04 of the Pooling and Servicing Agreement will be true and correct.

                   (h) Neither the sale of the Offered Certificates to the Underwriters pursuant hereto, nor the consummation of any other of the transactions contemplated herein, nor the fulfillment of any of the terms of the Pooling and Servicing Agreement or this Agreement, will result in the breach of any term or provision of the certificate of incorporation or by-laws of the Company or conflict with, result in a material breach, violation or acceleration of or constitute a default under, the terms of any indenture or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it is bound, or any statute, order or regulation applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Company or any of its subsidiaries. Neither the Company nor any of its subsidiaries is a party to, bound by or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it,

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 which materially and adversely affects the ability of the Company to perform its obligations under this Agreement and the Pooling and Servicing Agreement.

                   (i) There are no actions or proceedings against, or investigations of, the Company pending, or, to the knowledge of the Company, threatened, before any court, administrative agency or other tribunal (i) asserting the invalidity of this Agreement, the Pooling and Servicing Agreement or the Offered Certificates, (ii) seeking to prevent the issuance of the Offered Certificates or the consummation of any of the transactions contemplated by this Agreement or the Pooling and Servicing Agreement, (iii) which might materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, this Agreement, the Pooling and Servicing Agreement or the Offered Certificates or (iv) seeking to affect adversely the federal income tax attributes of the Offered Certificates described in the Prospectus.

                   (j) There has not been any material adverse change in the business, operations, financial condition, properties or assets of the Company since the date of its latest audited financial statements which would have a material adverse effect on the ability of the Company to perform its obligations under the Pooling and Servicing Agreement.

                   (k) There are no contracts, indentures or other documents of a character required by the Act or by the rules and regulations thereunder to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described or referred to therein or so filed or incorporated by reference as exhibits thereto.

                   (l) No authorization, approval or consent of any court or governmental authority or agency is necessary in connection with the offering, issuance or sale of the Offered Certificates pursuant to this Agreement and the Pooling and Servicing Agreement, except such as have been, or as of the Closing Date will have been, obtained or such as may otherwise be required under applicable state securities laws in connection with the purchase and offer and sale of the Offered Certificates by the Underwriters and any recordation of the respective assignments of the Mortgage Loan documents to the Trustee pursuant to the Pooling and Servicing Agreement, that have not been completed.

                   (m) The Company possesses all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it, and the Company has not received any notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company.

                   (n) Any taxes, fees and other governmental charges payable by the Company in connection with the execution and delivery of this Agreement and the Pooling and Servicing Agreement or the issuance and sale of the Offered Certificates (other than such federal, state and local

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 taxes as may be payable on the income or gain recognized therefrom) have been or will be paid at or prior to the Closing Date.

                   (o) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company will have good title to, and will be the sole owner of, each Mortgage Loan, free and clear of any pledge, mortgage, lien, security interest or other encumbrance; provided that this representation and warranty is made on the basis of the assumption that the Mortgage Loan Sellers delivered to the Company good title to each Mortgage Loan, free and clear of any pledge, mortgage, lien, security interest or other encumbrance.

                   (p) The transfer of the Mortgage Loans to the Trustee and the sale of the Certificates by the Company, at the Closing Date, will be treated by the Company for financial accounting and reporting purposes as a sale of assets and not as a pledge of assets to secure debt.

                   2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, the principal or notional amount of each Class of the Offered Certificates set forth opposite each such Underwriter's name in Schedule I hereto.

                   The purchase price for each Class of the Offered Certificates as a percentage of the aggregate principal or notional amount thereof as of the Closing Date is set forth in Schedule II hereto. There will be added to the purchase price of the Offered Certificates interest in respect of each Class of the Offered Certificates at the interest rate applicable to such Class from the Cut-off Date to but not including the Closing Date.

                   3. Delivery and Payment. The closing for the purchase and sale of the Offered Certificates contemplated hereby (the "Closing"), shall be made at the date, location and time of delivery set forth in Schedule II hereto, or such later date as shall be mutually acceptable to the Underwriters and the Company (such date and time of purchase and sale of the Offered Certificates being herein called the "Closing Date"). Delivery of the Offered Certificates will be made in book-entry form through the facilities of The Depository Trust Company ("DTC"). Each Class of Offered Certificates will be represented by one or more definitive global Certificates to be deposited by or on behalf of the Company with DTC. Delivery of the Offered Certificates shall be made to the several Underwriters against payment by the several Underwriters of the purchase price thereof to or upon the order of the Company by wire transfer of immediately available funds or by such other method as may be acceptable to the Company.

                   The Company agrees to have the Offered Certificates available for inspection, checking and packaging by the Underwriters in New York, New York, not later than 1:00 p.m. on the business day prior to the Closing Date.

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                  4. Offering by Underwriters. It is understood that the
several Underwriters propose to offer the Offered Certificates for sale to the public as set forth in the Prospectus. It is further understood that the Company in reliance upon Policy Statement 105, has not filed and will not file an offering statement pursuant to Section 352-e of the General Business Law of the State of New York with respect to the Offered Certificates. As required by Policy Statement 105, each Underwriter therefore covenants and agrees with the Company that sales of the Offered Certificates made by such Underwriter in the State of New York will be made only to institutional investors within the meaning of Policy Statement 105.

                   5. Agreements. The Company agrees with the several Underwriters that:

                  (a) The Company will promptly advise the Underwriters (i) when, during any period that a prospectus relating to the Offered Certificates is required to be delivered under the Act, any amendment to the Registration Statement affecting the Offered Certificates shall have become effective, (ii) of any request by the Commission for any amendment to the Registration Statement or the Prospectus, or for any additional information, affecting or in respect of the Offered Certificates, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement affecting the Offered Certificates or the institution or threatening of any proceeding for that purpose and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will not file any amendment to the Registration Statement affecting the Offered Certificates or any supplement to the Prospectus unless the Company has furnished you with a copy for your review prior to filing, and will not file any such proposed amendment or supplement to which you reasonably object, in any event until after the end of the period during which a prospectus is required to be delivered to purchasers of the Offered Certificates under the Act. Subject to the foregoing sentence, the Company will cause the Prospectus Supplement to be transmitted to the Commission for filing pursuant to Rule 424 under the Act by means reasonably calculated to result in filing with the Commission pursuant to said Rule. The Company will use its best efforts to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement affecting the Offered Certificates and, if issued, to obtain as soon as possible the withdrawal thereof

                  (b) The Company will cause any Computational Materials and Structural Term Sheets (each as defined in Section 9 below) with respect to the Offered Certificates that are delivered by an Underwriter to the Company pursuant to Section 9 to be filed with the Commission on a Current Report on Form 8-K (a "Current Report") pursuant to Rule 13a-11 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on the business day immediately following the later of (i) the day on which such Computational Materials and Structural Term Sheets are delivered to counsel for the Company by an Underwriter prior to 10:30 a.m. (New York City time) and (ii) the date on which this Agreement is executed and delivered. The Company will cause one Collateral Term Sheet (as defined in Section 9 below) with respect to the Offered Certificates that is delivered by the Underwriters to the Company in accordance with the provisions of Section 9 to be filed with the Commission on a Current Report pursuant to Rule 13a-11 under the Exchange Act


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 on the business day immediately following the day on which such Collateral
 Term Sheet is delivered to counsel for the Company by the Underwriters prior to 10:30 a.m. (New York City time). In addition, if at any time prior to the availability of the Prospectus Supplement, the Underwriters have delivered to any prospective investor a subsequent Collateral Term Sheet that reflects, in the reasonable judgment of the Underwriters and the Company, a material change in the characteristics of the Mortgage Loans from those on which a Collateral Term Sheet with respect to the Offered Certificates previously filed with the Commission was based, the Company will cause any such Collateral Term Sheet that is delivered by the Underwriters to the Company in accordance with the provisions of Section 9 to be filed with the Commission on a Current Report on the business day immediately following the day on which such Collateral Term Sheet is delivered to counsel for the Company by the Underwriters prior to 10:30 a.m. (New York City time). In each case, the Company will promptly advise the Underwriters when such Current Report has been so filed. Each such Current Report shall be incorporated by reference in the Prospectus and the Registration Statement. Notwithstanding the foregoing provisions of this
 Section 5(b), the Company shall have no obligation to file any materials provided by the Underwriters pursuant to Section 9 which, in the reasonable determination of the Company, are not required to be filed pursuant to the Kidder Letters or the PSA Letter (each as defined in Section 9 below), or contain erroneous information or contain any untrue statement of a material fact or, when read in conjunction with the Prospectus and Prospectus Supplement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; it being understood, however, that the Company shall have no obligation to review or pass upon the accuracy or adequacy of, or to correct, any Computational Materials or ABS Term Sheets provided by the Underwriters to the Company pursuant to Section 9 hereof. The Company shall give notice to the Underwriters of its determination not to file any materials pursuant to the preceding sentence and agrees to file such materials if the Underwriters reasonably object to such determination within one business day after receipt of such notice.

                   (c) If, at any time when a prospectus relating to the Offered Certificates is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Act or the rules under the Act, the Company promptly will prepare and file with the Commission, subject to paragraph (a) of this Section 5, an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance and, if such amendment or supplement is required to be contained in a post-effective amendment to the Registration Statement, will use its best efforts to cause such amendment of the Registration Statement to be made effective as soon as possible; provided, however, that the Company will not be required to file any such amendment or supplement with respect to any Computational Materials or ABS Term Sheets incorporated by reference in the Prospectus other than any amendments or supplements of such Computational Materials or ABS Term Sheets that are furnished to the Company pursuant to Section 9 hereof which the Company determines to file in accordance therewith.




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                    (d) The Company will furnish to the Underwriters and
 counsel for the Underwriters, without charge, for so long as delivery by an Underwriter or dealer of a prospectus relating to the Offered Certificates may be required by the Act, as many copies of the Prospectus, the Preliminary Prospectus, if any, and any amendments and supplements thereto as the Underwriters may reasonably request.

                   (e) The Company agrees that, so long as the Offered Certificates shall be outstanding, it will deliver or cause to be delivered to the Underwriters the annual statements as to compliance and the annual statements of a firm of independent public accountants, furnished to the Trustee by the Master Servicer and the Special Servicer pursuant to Sections
 3.13 and 3.14 of the Pooling and Servicing Agreement, as soon as such statements are furnished to the Company.

                   (f) The Company will furnish such information, execute such instruments and take such action, if any, as may be required to qualify the Offered Certificates for sale under the laws of such jurisdictions as either Underwriter may designate and will maintain such qualification in effect so long as required for the distribution of the Offered Certificates, provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

                   (g) All costs and expenses in connection with the transactions contemplated hereby will be payable in accordance with the Term Sheet for the Joint Conduit Securitization dated as of April 26, 1999, among Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC"), GSMC and GECA.

                   (h) The Company shall deliver to the Underwriters a copy or series of copies of the Prospectus (exclusive of information incorporated therein and further exclusive of the exhibits and annexes to the Prospectus Supplement) at or prior to the printing thereof, marked to show changes from the Preliminary Prospectus.

                   6. Conditions to the Obligations of the Underwriters. The obligations of the several Underwriters to purchase the Offered Certificates as provided in this Agreement shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Company contained herein as of the date hereof and as of the Closing Date, to the accuracy in all material respects of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance in all material respects by the Company of its obligations hereunder and to the following additional conditions with respect to the Offered Certificates:

                   (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened; and the Prospectus Supplement shall have been filed with the Commission within the time period prescribed by the Commission.

                   (b) The Underwriters shall have received from the Company a certificate, dated the Closing Date and executed by an executive officer of the Company, to the effect that: (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date; and (ii) the Company has in all material respects complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

                   (c) The Underwriters shall have received with respect to the Company a good standing certificate from the Secretary of State of the State of Delaware, dated not earlier than 10 days prior to the Closing Date.

                   (d) The Underwriters shall have received from the Secretary or an assistant secretary of the Company, in his individual capacity, a certificate, dated the Closing Date, to the effect that: (i) each individual who, as an officer or representative of the Company, signed this Agreement, the Pooling and Servicing Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Pooling and Servicing Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures; and (ii) no event (including, without limitation, any act or omission on the part of the Company) has occurred since the date of the good standing certificate referred to in paragraph (c) above which has affected the good standing of the Company under the laws of the State of Delaware. Such certificate shall be accompanied by true and complete copies (certified as such by the Secretary or an assistant secretary of the Company) of the certificate of incorporation and by-laws of the Company, as in effect on the Closing Date, and of the resolutions of the Company and any required shareholder consent relating to the transactions contemplated in this Agreement and the Pooling and Servicing Agreement.

                   (e) The Underwriters shall have received from Sidley & Austin, counsel for the Company, a favorable opinion, dated the Closing Date and reasonably satisfactory in form and substance to counsel for each Underwriter, to the effect that:

                   (i) The Registration Statement has become effective under the Act.

                  (ii) To such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or threatened.

                 (iii) The Registration Statement, the Basic Prospectus and the Prospectus Supplement, as of their respective effective or issue dates (other than the financial statements, schedules and other financial and statistical information contained therein or omitted therefrom, as to which such counsel need express no opinion), complied as to form in all material respects with the applicable requirements of the Act and the rules and regulations thereunder.


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          (iv) To such counsel's knowledge, there are no material contracts, indentures or other documents relating to the Offered Certificates of a character required to be described or referred to in the Registration Statement or the Prospectus Supplement or to be filed as exhibits to the Registration Statement, other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

          (v) The Company is duly incorporated and validly existing as a corporation in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the Pooling and Servicing Agreement.

          (vi) Each of this Agreement and the Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Company.

          (vii) Each of the Pooling and Servicing Agreement and this Agreement constitutes a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors generally, (B) general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws to the extent that the same limit the enforceability of any provisions of such agreement that purport or are construed to provide indemnification with respect to securities law violations.

          (viii) The Offered Certificates, when duly and validly executed, authenticated and delivered in accordance with the Pooling and Servicing Agreement and paid for in accordance with this Agreement, will be entitled to the benefits of the Pooling and Servicing Agreement.

          (ix) Neither the sale of the Offered Certificates to the Underwriters pursuant to this Agreement nor the consummation of any of the other transactions contemplated by, or the fulfillment by the Company of the terms of, this Agreement and the Pooling and Servicing Agreement, will conflict with, result in a material breach, violation or acceleration of or constitute a material default under the terms of any indenture or other material agreement or instrument known to such counsel (based solely on a certification by the Company) to which the Company is a party or by which it is bound, or conflict with or result in a breach or violation of any term or provision of the certificate of incorporation or by-laws of the Company or any federal or State of New York statute or regulation, except such counsel need express no opinion as to compliance with the securities laws of the State of New York and other particular States in connection with the purchase and the offer and sale of the Offered Certificates by the Underwriters.

           (x) No consent, approval, authorization or order of any federal or State of New York court, agency or other governmental body is required for the consummation by the

 Company of the transactions contemplated by the terms of this Agreement and the Pooling and Servicing Agreement, except such as may be required under the securities laws of the State of New York and other particular States in connection with the purchase and the offer and sale of the Offered Certificates by the Underwriters as to which such counsel need express no opinion, and except such as have been obtained.

          (xi) The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended. The Trust Fund is not required to be registered under the Investment Company Act of 1940, as amended.

          (xii) The statements set forth in the Prospectus Supplement under the headings "Description of the Offered Certificates" and "Servicing of the Mortgage Loans" and in the Basic Prospectus under the headings "Description of the Certificates" and "Description of the Pooling Agreements", insofar as such statements purport to summarize certain material provisions of the Offered Certificates and the Pooling and Servicing Agreement, are accurate in all material respects.

          (xiii) The statements set forth in the Prospectus Supplement under the headings "Certain ERISA Considerations", "Federal Income Tax Consequences" and "Legal Investment", and in the Basic Prospectus under the headings "ERISA Considerations", "Federal Income Tax Consequences" and "Legal Investment", to the extent that they purport to describe certain matters of federal law or legal conclusions with respect thereto, while not discussing all possible consequences of an investment in the Offered Certificates to all investors, provide an accurate summary of such matters and conclusions set forth under such headings.

          (xiv) As described in the Prospectus Supplement, and assuming compliance with all the provisions of the Pooling and Servicing Agreement, (A) REMIC I will qualify as a REMIC within the meaning of Sections 860A through 860G of the Internal Revenue Code of 1986 in effect on the date hereof (the "REMIC Provisions") and the REMIC I Regular Interests (as defined in the Pooling and Servicing Agreement) will be "regular interests" and the Class R-I Certificates will evidence the sole class of "residual interests" in REMIC I (as both terms are defined in the REMIC Provisions in effect on the Closing
 Date), (B) REMIC II will qualify as a REMIC within the meaning of the REMIC Provisions, and the REMIC II Regular Interests (as defined in the Pooling and Servicing Agreement) will be "regular interests" and the Class R-II Certificates will evidence the sole class of "residual interests" in REMIC II, and (C) REMIC III will qualify as a REMIC within the meaning of the REMIC Provisions, and the Class S, Class A- I A, Class A- I B, Class A-2, Class A-3, Class A-4, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8 and Class C Certificates will evidence "regular interests" and the Class R-III Certificates will evidence the sole class of "residual interests" in REMIC III.

                   (xv) The portions of the Trust Fund consisting of Grantor Trust D-1 and Grantor Trust D-2 (each as defined in the Pooling and Servicing Agreement) will each be classified as a grantor trust under subpart E, part I of subchapter J of the Internal Revenue Code of 1986.

                   Such opinion (x) may express its reliance as to factual matters on certificates of government and agency officials and the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement and the Pooling and Servicing Agreement, (y) may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Company and otherwise be based on such assumptions as may be reasonably acceptable to counsel for each of the Underwriters, and (z) may be qualified as an opinion only on the law of the State of New York, the federal law of the United States of America and the General Corporation Law of the State of Delaware.

                   Based on such counsel's participation in conferences with officers and other representatives of the Company and of the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Underwriters, the Mortgage Loan Sellers, and their respective counsel, at which the contents of the Registration Statement and the Prospectus were discussed and, although such counsel need not pass upon or assume responsibility for the actual accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except as stated in paragraphs (xii) and (xiii) above) and need not make an independent check or verification thereof, on the basis of the foregoing, such counsel shall also confirm that nothing has come to the attention of such counsel that would lead such counsel to believe that the Registration Statement (other than (x) financial statements, schedules and other numerical, financial and statistical data included therein or omitted therefrom and (y) the documents incorporated therein, as to which such counsel need express no opinion), as of its effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of the date of the Prospectus Supplement and at the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than (x) financial statements, schedules and other numerical, financial and statistical data included therein or omitted therefrom and (y) the documents incorporated therein, as to which such counsel need express no opinion).

                   (f) The Underwriters shall have received from counsel to each Mortgage Loan Seller, a letter, dated the Closing Date, and reasonably satisfactory in form and substance to counsel for each Underwriter, to the effect that, based on such counsel's participation in conferences with officers and other representatives of the Company, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Mortgage Loan Sellers, the Underwriters and their respective counsel, at which the contents of the Prospectus Supplement were discussed and, although such counsel need not pass upon or assume responsibility for the actual accuracy, completeness or fairness of the statements contained in the Prospectus Supplement and need not make an independent check or verification thereof, nothing has come to the attention of such counsel that would lead such counsel to believe that the Prospectus Supplement, as of the date of the Prospectus Supplement and at the Closing Date, insofar as it relates to the characteristics of the Mortgage Loans sold by such Mortgage Loan Seller to the Company, the related Mortgaged Properties and/or the related Borrowers, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than financial statements, schedules and other numerical, financial and statistical data included therein or omitted therefrom and the documents incorporated therein, as to which such counsel need express no opinion).

                   (g) The Underwriters shall have received an opinion of Cadwalader, Wickersham & Taft, counsel to Goldman, Sachs & Co. ("Goldman"), in form and substance satisfactory to the Underwriters.

                   (h) The Underwriters shall have received, with respect to each of the Master Servicer, the Special Servicer, the REMIC Administrator and the Trustee, a favorable opinion of counsel, dated the Closing Date and satisfactory to counsel for each Underwriter, addressing the valid existence of such party under the laws of the jurisdiction of its organization, the due authorization, execution and delivery of the Pooling and Servicing Agreement by such party and, subject to the same limitations as set forth in Section 6(e)(vii), the enforceability of the Pooling and Servicing Agreement against such party. Such opinion may express its reliance as to factual matters on representations and warranties made by, and on certificates or other documents furnished by officers and/or authorized representatives of parties to, this Agreement and the Pooling and Servicing Agreement and on certificates furnished by public officials. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the party on behalf of which such opinion is being rendered and be based upon such other assumptions as may be reasonably acceptable to counsel for each of the Underwriters. Such opinion may be qualified as an opinion only on the laws of the jurisdiction wherein the subject party is organized, the laws of the State of New York and the federal law of the United States.

                   (i) The Underwriters shall have received from Arthur Andersen LLP, certified public accountants, letters dated the date of the Preliminary Prospectus Supplement and the Prospectus Supplement, respectively, and satisfactory in form and substance to the Underwriters and counsel for each Underwriter, stating in effect that, using the assumptions and methodology used by the Company, all of which shall be described in such letters, they have recalculated such numbers and percentages set forth in the Preliminary Prospectus Supplement and the Prospectus Supplement as the Underwriters may reasonably request and as are agreed to by Arthur Andersen LLP, compared the results of their calculations to the corresponding items in the Preliminary Prospectus Supplement and the Prospectus Supplement, respectively, and found each such number and percentage set forth in the Preliminary Prospectus Supplement and the Prospectus Supplement, respectively, to be in agreement with the results of such calculations.

                   (j) The Underwriters shall have received all opinions, certificates and other documents required under the Mortgage Loan Sale and Purchase Agreements to be delivered by the respective Mortgage Loan Sellers and their counsel in connection with their sales of Mortgage Loans to the Company, and each such opinion shall be dated the Closing Date and addressed to the Underwriters.

                   (k) The Underwriters shall have received all opinions rendered to the Rating Agencies by counsel to the Company and the Mortgage Loan Sellers, and each such opinion shall be dated the Closing Date and addressed to the Underwriters.

                   (l) The Offered Certificates listed on Schedule II hereto shall have been rated as indicated on such Schedule by the rating agency or agencies identified on such Schedule and such ratings shall not have been rescinded.

                   (m) All proceedings in connection with the transactions contemplated by this Agreement, and all documents incident hereto and thereto, shall be reasonably satisfactory in form and substance to the Underwriters and counsel for each Underwriter.

                   (n) Subsequent to the date hereof, there shall not have occurred any change, or development including a prospective change, in or affecting the business or properties of the Company which, in the judgment of the Underwriters after consultation with the Company, materially impairs the investment quality of the Offered Certificates so as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Offered Certificates as contemplated in the Prospectus.

                   7. Cancellation for Failure to Perform. If any of the conditions specified in Section 6 shall not have been fulfilled in all material respects when and as provided by this Agreement, or if any of the opinions and certificates mentioned in Section 6 or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriters and counsel for each Underwriter, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Underwriters. Notice of such cancellation shall be given to the Company in writing, or by telephone or by either telegraph or telecopier confirmed in writing.


                   8.       Indemnification and Contribution.

                   (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls such Underwriter within the meaning of the Act or the Exchange Act, against any and all losses, claims, damages, liabilities, costs and expenses, joint or several, to which such Underwriter or any such controlling person may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities, costs and expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment of or supplement to any such document, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending against such loss, claim, damage, liability, cost, expense or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability, cost or expense (A) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus Supplement or the Prospectus Supplement (or any amendment thereof or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by any Underwriter directly for use therein, (B) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus Supplement or the Prospectus Supplement (or any amendment thereof or supplement thereto) in reliance upon and in conformity with (1) the Master Tape (it being acknowledged that the Master Tape was used to prepare any Preliminary Prospectus Supplement and the Prospectus Supplement, including, without limitation, Exhibit A-1 and Exhibit A-2 thereto and the accompanying diskette), (2) the representations and warranties of any Mortgage Loan Seller set forth in or made pursuant to the related Mortgage Loan Purchase and Sale Agreement or (3) any other information concerning the characteristics of the Mortgage Loans, the Mortgaged Properties or the Borrowers furnished to the Company by any Mortgage Loan Seller, or (C) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus Supplement or the Prospectus Supplement (or any amendment thereof or supplement thereto) with respect to the Mortgage Loans, the Mortgaged Properties, the Borrowers and/or the Mortgage Loan Sellers under the headings "Summary of the Prospectus Supplement--The Mortgage Loans and the Mortgaged Properties", "Risk Factors" and "Description of the Mortgage Pool" therein or on Exhibit A-1 or Exhibit A-2 thereto or on the accompanying diskette, or (D) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Computational Materials or ABS Term Sheets (or any amendments thereof or supplements thereto) furnished to prospective investors and made a part of, or incorporated by reference into, the Registration Statement or in any Preliminary Prospectus or the Prospectus (or any amendment thereof or supplement thereto) by reason of a filing made pursuant to Section 9 (it being understood and agreed that if any ABS Term Sheet is both incorporated by reference into the Prospectus or any Preliminary Prospectus and also actually included therein, this clause (D) is intended solely to exclude the version of such ABS Term Sheet that is incorporated by reference therein); and provided, further, that such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any person controlling any Underwriter) from whom the person asserting any such loss, claim, damage, liability, cost or expense purchased the Offered Certificates which are the subject thereof if such Underwriter did not deliver to such person a copy of the Prospectus (or the Prospectus as most recently amended or supplemented) at or prior to the confirmation of the sale of such Certificates to such person in any case where such delivery is required by the Act, the Company has previously furnished to such Underwriter copies thereof in sufficient quantity and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as most recently amended or supplemented) and such correction would have cured the defect giving rise to any such loss, claim, damage, liability, cost or expense. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                   (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, against any and all losses, claims, damages, liabilities, costs and expenses to which the Company or any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities, costs and expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (i) any Preliminary Prospectus Supplement or the Prospectus Supplement (or any amendment thereof or supplement thereto), or (ii) any Computational Materials or ABS Term Sheets (or amendments thereof or supplements thereto) delivered to prospective investors by such Underwriter and furnished to the Company by such Underwriter pursuant to or as contemplated by Section 9 and made a part of, or incorporated by reference in, the Registration Statement or in any Preliminary Prospectus Supplement or the Prospectus (or any amendment thereof or supplement thereto) by reason of a filing made pursuant to Section 9, or arise out of or are based on the omission or alleged omission to state in any such document a material fact necessary to make the statements therein, in the light of the circumstances under which they were made (and, in the case of Computational Materials and ABS Term Sheets, when read in conjunction with the Prospectus), not misleading; provided, however, that no Underwriter shall be liable for any such loss, claim, damage, liability, cost or expense that arises out of an untrue statement or alleged untrue statement or omission or alleged omission in any Preliminary Prospectus Supplement or the Prospectus Supplement (or any amendment thereof or supplement thereto), including, without limitation, any ABS Term Sheet actually included therein, except to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information relating to such Underwriter furnished to the Company by such Underwriter directly for use in such document; and provided, further, that no Underwriter shall be liable to the extent that any loss, claim, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in any Computational Materials or ABS Term Sheets (or any amendment thereof or supplement thereto) made in reliance upon and in conformity with (A) the Master Tape (it being acknowledged that the Master Tape was used to prepare any Computational Materials and ABS Term Sheets), (B) the representations and warranties of any Mortgage Loan Seller set forth in or made pursuant to the related Mortgage Loan Purchase and Sale Agreement or (C) any other information concerning the characteristics of the Mortgage Loans, the Mortgaged Properties or the Borrowers furnished to the Underwriters by the Company or any Mortgage Loan Seller (the error in the Master Tape or any such other information concerning the characteristics of the Mortgage Loans, the Mortgaged Properties or the Borrowers or the breach in such representations and warranties that gave rise to such untrue statement or omission, a "Collateral Error"), except to the extent that the related Mortgage Loan Seller or the Company notified such Underwriter in writing of such Collateral Error or provided in written or electronic form information superseding or correcting such Collateral Error (in any case, a "Corrected Collateral Error") prior to the time of confirmation of sale to the person that purchased the Offered Certificates that are the subject of any such loss, claim, damage, liability, cost or expense, or action in respect thereof, and such Underwriter failed to deliver to such person corrected Computational Materials or ABS Term Sheets (or, if the superseding or correcting information was contained in the Prospectus, failed to deliver to such person the Prospectus as amended or supplemented) at or prior to confirmation of such sale to such person. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. For all purposes of this Agreement, the Company acknowledges that the statements set forth in the second sentence of the last paragraph of the cover page, the first two sentences of the last paragraph on page S-3, and the first sentence of the third paragraph, the first sentence of the fifth paragraph and the first sentence of the sixth paragraph under the heading "Method of Distribution" in the Prospectus Supplement and any Preliminary Prospectus Supplement constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity (other than any Computational Materials or ABS Term Sheets (or amendments thereof or supplements thereto) furnished to the Company by any Underwriter for filing pursuant to Section 9, any such ABS Term Sheet to be treated separately from any version thereof actually included in the Prospectus as described in Section 1(a) hereof), and you confirm that such statements are correct. Any Computational Materials or ABS Term Sheets (or amendments thereof or supplements thereto) so furnished to the Company by a particular Underwriter shall relate exclusively to and be, to the extent provided herein, the several responsibility of such Underwriter and no other Underwriter.

                   (c) Promptly after receipt by an indemnified party under paragraph (a) or (b) of this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under paragraph (a) or (b) of this Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under paragraph (a) or (b), as applicable, of this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party); provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this
 Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by you in the case of paragraph (a) of this Section 8 and by the Company in the case of paragraph (b) of this Section 8, representing the indemnified parties under such paragraph (a) or (b), as the case may be, who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 8 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                   (d) If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under paragraph (a) or (b) above in respect of any losses, claims, damages, liabilities, costs or expenses referred to in and intended to be covered under such paragraph (a) or (b), as the case may be, above, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, costs or expenses as follows:

                   (i) in the case of any such losses, claims, damages, liabilities, costs and expenses (or actions in respect thereof) referred to in and intended to be covered under paragraph (a) above, in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount bears to the sum of such discount and the purchase price of the Offered Certificates specified in Schedule II hereto and the Company is responsible for the balance (or, if such allocation is not permitted by applicable law or if the indemnified party failed to give the notice required in Section 8(c) or in the last paragraph of this Section 8(d), in such proportion as would be determined pursuant to the immediately following clause (ii)); provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Offered Certificates or in Section 8(e)) be responsible under this subparagraph (i) for any amount in excess of the underwriting discount applicable to the Offered Certificates purchased by such Underwriter hereunder; and

                   (ii) in the case of any losses, claims, damages, liabilities, costs and expenses (or actions in respect thereof) referred to in and intended to be covered under paragraph (b) above, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statement or omissions which resulted in such losses, claims, damages, liabilities, costs or expenses (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact that is the basis for such loss, claim, damage, liability, cost or expense, results from information prepared by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                   The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, costs or expenses (or actions in respect thereof) referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the indemnified party that received such payment shall promptly refund the amount so paid to the indemnifying party.

                   No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8(d), each person who controls an Underwriter within the meaning of the Act or the Exchange Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the preceding sentence of this Section 8(d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 8(d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any liability it or they may have otherwise than under this Section 8(d).

          (e)      The Underwriters further agree as follows:

          (i) DLJSC will indemnify and hold harmless Goldman against any losses, claims, damages, liabilities, costs or expenses to which Goldman may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities, costs or expenses arise out of or are based upon any untrue statements or alleged untrue statements or omissions or alleged omissions made in (i) any ABS Term Sheets relating to the Offered Certificates (or any amendments thereof or supplements thereto) prepared by DLJSC without Goldman's participation, or (ii) any Computational Materials (or any amendments thereof or supplements thereto) developed, mailed or otherwise transmitted by DLJSC, or (iii) any Preliminary Prospectus Supplement or the Prospectus Supplement (or any amendments thereof or supplements thereto) in reliance upon and in conformity with written information furnished to the Company by DLJSC for use in such document; and DLJSC will reimburse Goldman for any legal or other expenses reasonably incurred thereby in connection with investigating or defending any such action or claim as such expenses are incurred.

          (ii) Goldman will indemnify and hold harmless DLJSC against any losses, claims, damages, liabilities, costs or expenses to which DLJSC may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities, costs or expenses arise out of or are based upon any untrue statements or alleged untrue statements or omissions or alleged omissions made in (i) any ABS Term Sheets relating to the Offered Certificates (or any amendments thereof or supplements thereto) prepared by Goldman without DLJSC's participation, or (ii) any Computational Materials (or any amendments thereof or supplements thereto) developed, mailed or otherwise transmitted by Goldman, or (iii) any Preliminary Prospectus Supplement or the Prospectus Supplement (or any amendment thereof or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by Goldman for use in such document; and Goldman will reimburse DLJSC for any legal or other expenses reasonably incurred thereby in connection with investigating or defending any such action or claim as such expenses are incurred.

          (iii) Each Underwriter agrees to pay its proportionate share (based on its underwriting proportion as set forth in this Agreement) of any losses, claims, damages, liabilities, costs or expenses, joint or several, under the Act, the Exchange Act or otherwise, paid by the other Underwriter to any person or entity (other than to the contributing Underwriter), arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, any Computational Materials or ABS Term Sheets relating to the Offered Certificates, or any amendment of or supplement to any such document, or arising out of or based upon the omission or alleged omission to state in any such document a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that the payment contemplated by this clause (iii)(A) shall not cover any losses, claims, damages, liabilities, costs or expenses referred to in and intended to be covered by clause (i) or (ii) of this Section 8(e)); and each Underwriter will pay such proportionate share of any legal or other expenses reasonably incurred by the other Underwriter in connection with investigating or defending any such loss, claim, damage, liability, cost or expense (or any action in respect thereof). Notwithstanding the foregoing, this clause (iii) is not intended to cover any losses, claims, damages, liabilities, costs or expenses referred to in the preceding sentence to the extent that they have otherwise been covered by any indemnification by or contribution from the Company or a Mortgage Loan Seller.

          (iv) The provisions of Section 8(c) shall apply as between the two Underwriters with respect to indemnities and payments under this Section 8(e), except a contributing Underwriter under clause (iii) of this Section 8(e) cannot assume the defense of any action.

          (v) If the indemnities or payments provided in clauses (i), (ii) or
 (iii) of this Section 8(e), as the case may be, are unavailable to or, except in the case of clause (iii) of this Section 8(e), insufficient to hold harmless an indemnified party or beneficiary under such clause in respect of any losses, claims, damages, liabilities, costs or expenses (or actions in respect thereof) referred to therein and intended to be covered thereby, then the indemnifying or contributing Underwriter shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, costs or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect both the relative benefits received by DLJSC on the one hand and Goldman on the other, in each case as Underwriter, from the offering of the Offered Certificates, and the relative fault of DLJSC on the one hand and Goldman on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, costs or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by DLJSC on the one hand and Goldman on the other shall be deemed to be in the same proportion to the amount of Offered Certificates underwritten by each such party. The relative fault of DLJSC on the one hand and Goldman on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement or omission or alleged omission relates to information supplied by DLJSC on the one hand or Goldman on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party or beneficiary as a result of the losses, claims, damages, liabilities, costs or expenses (or actions in respect thereof) referred to above in this clause (y) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party or beneficiary in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this clause (y), neither DLJSC nor Goldman shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Certificates underwritten by it and distributed to the public, were sold, exceeds the amount of any damages which such party has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Act)
          shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                   (vi) The obligations of DLJSC under clauses (i), (iii) and
          (v) above shall be in addition to any liability which DLJSC may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls Goldman within the meaning of the Act or the Exchange Act, and the obligations of Goldman under clauses (ii), (iii) and (v) above shall be in addition to any liability which Goldman may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls DLJSC within the meaning of the Act or the Exchange Act.

                   9. Computational Materials and ABS Term Sheets. (a) Not later than 10:30 a.m., New York City time, on the date hereof, the Underwriters shall deliver to the Company and its counsel, as provided below, a complete copy of all materials provided by the Underwriters to prospective investors in the Offered Certificates which constitute either (i) "Computational Materials" within the meaning of the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Commission to Kidder, Peabody
 Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters ") or (ii) "ABS Term Sheets" within the meaning of the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder
 Letters, the "No Action Letters"), if the filing of such materials with the Commission is a condition of the relief granted in such letters and, in the case of any such materials that constitute "Collateral Term Sheets" within the meaning of the PSA Letter, such Collateral Term Sheets have not previously been delivered to the Company as contemplated by Section 9(b)(i) below. For purposes of this Agreement, "Structural Term Sheets" shall have the meaning set forth in the PSA Letter. Each delivery of Computational Materials and/or ABS Term Sheets to the Company and its counsel pursuant to this paragraph (a) shall be made in paper form and, in the case of ABS Term Sheets, electronic format suitable for filing with the Commission.

                   (b) Each Underwriter represents and warrants to and agrees with the Company, as of the date hereof and as of the Closing Date, as applicable, that:

                   (i) if such Underwriter has provided any Collateral Term Sheets to potential investors in the Offered Certificates prior to the date hereof and if the filing of such materials with the Commission is a condition of the relief granted in the PSA Letter, then in each such case such Underwriter delivered to the Company and its counsel, in the manner contemplated by Section 9(a), a copy of such materials no later than 10:30 a.m., New York City time, on the first business day following the date on which such materials were initially provided to a potential investor;

           (ii) the Computational Materials (either in original, aggregated or consolidated form) and ABS Term Sheets furnished to the Company pursuant to
 Section 9(a) or as contemplated in Section 9(b)(i) constitute all of the materials relating to the Offered Certificates furnished by such Underwriter (whether in written, electronic or other format) to prospective investors in the Offered Certificates prior to the date hereof, except for any Preliminary Prospectus and any Computational Materials and ABS Term Sheets with respect to the Offered Certificates which are not required to be filed with the Commission in accordance with the No-Action Letters, and all Computational Materials and ABS Term Sheets provided by such Underwriter to potential investors in the Offered Certificates comply with the requirements of the No-Action Letters;

          (iii) on the respective dates any such Computational Materials and/or ABS Term Sheets with respect to the Offered Certificates referred to in
 Section 9(b)(ii) were last furnished by such Underwriter to each prospective investor, on the date of delivery thereof to the Company pursuant to or as contemplated by this Section 9 and on the Closing Date, such Computational Materials and/or ABS Term Sheets did not and will not include any untrue statement of a material fact or, when read in conjunction with the Prospectus, omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (iv) at the time any Computational Materials or ABS Term Sheets with respect to the Offered Certificates were furnished to a prospective investor and on the date hereof, the Underwriters possessed, and on the date of delivery of such materials to the Company pursuant to or as contemplated by this Section 9 and on the Closing Date, the Underwriters will possess, the capability, knowledge, expertise, resources and systems of internal control necessary to ensure that such Computational Materials and/or ABS Term Sheets conform to the representations and warranties of the Underwriters contained in subparagraphs (ii) and (iii) above of this Section 9(b);

          (v) all Collateral Term Sheets with respect to the Offered Certificates furnished by such Underwriter to prospective investors contained and will contain a legend, prominently displayed on the first page thereof, indicating that the information contained therein will be superseded by the description of the Mortgage Loans contained in the Prospectus and, except in the case of the initial Collateral Term Sheet, that such information supersedes the information in all prior Collateral Term Sheets;

          (vi) all Computational Materials and ABS Term Sheets with respect to the Offered Certificates furnished by such Underwriter to prospective investors contained and will contain a legend generally to the effect that the Company has not participated in the preparation of or authorized the distribution of such Computational Materials or ABS Term Sheets; and

                   (vii) on and after the date hereof, such Underwriter shall not deliver or authorize the delivery of any Computational Materials, ABS Term Sheets or other materials relating to the Offered Certificates (whether in written, electronic or other format) to any potential investor unless such potential investor has received a Prospectus prior to or at the same time as the delivery of such Computational Materials, ABS Term Sheets or other materials;

provided that the Underwriters make no representation or warranty as to whether any Computational Materials or ABS Term Sheets with respect to the Offered Certificates included or will include any untrue statement or omission resulting directly from any Collateral Error (except any Corrected Collateral Error, with respect to materials prepared after the receipt by the Underwriters from the related Mortgage Loan Seller or the Company of notice of such Corrected Collateral Error or materials superseding or correcting such Corrected Collateral Error).

                  (c) If, at any time when a prospectus relating to the Offered Certificates is required to be delivered under the Act, it shall be necessary in the opinion of the Underwriters or counsel for either of them to amend or supplement the Prospectus as a result of an untrue statement of a material fact contained in any Computational Materials or ABS Term Sheets provided by the Underwriters pursuant to or as contemplated by this Section 9 or the omission to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made (and when read in conjunction with the Prospectus), not misleading, or if it shall be necessary to amend or supplement any Current Report to comply with the Act or the Exchange Act or the rules thereunder, the Underwriters, at their expense (such expense to be allocated between them based on the relative fault of the Underwriters) (or, if such amendment or supplement is necessary in order for any Current Report to comply with the Act or the Exchange Act or the rules thereunder, at the expense of the Company), shall prepare and furnish to the Company for filing with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance and shall distribute such amendment or supplement to each prospective investor in the Offered Certificates that received such information being amended or supplemented. The Company shall have no obligation to file such amendment or supplement if the Company determines that (i) such amendment or supplement contains any untrue statement of a material fact or, when read in conjunction with the Prospectus, omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood, however, that the Company shall have no obligation to review or pass upon the accuracy or adequacy of, or to correct, any such amendment or supplement provided by the Underwriters to the Company pursuant to this paragraph (d)) or (ii) such filing is not required under the Act. Each Underwriter represents and warrants to the Company, as of the date of delivery of such amendment or supplement to the Company, that such amendment or supplement will not include any untrue statement of a material fact or, when read in conjunction with the Prospectus, omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, none of the Underwriters make any representation or warranty as to whether any such amendment or supplement of Computational Materials or ABS Term Sheets with respect to the Offered Certificates included or will include any untrue statement resulting directly from any Collateral Error (except any Corrected Collateral Error, with respect to materials prepared after the receipt by the Underwriters from the related Mortgage Loan Seller or the Company of notice of such Corrected Collateral Error or materials superseding or correcting such Corrected Collateral Error).

                   (d) If, at any time when a prospectus relating to the Offered Certificates is required to be delivered under the Act, it shall be necessary in the opinion of the Company or its counsel to amend or supplement the Prospectus as a result of an untrue statement of a material fact contained in any Computational Materials or ABS Term Sheets provided by the Underwriters pursuant to or as contemplated by this Section 9 or the omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they made (and when read in conjunction with the Prospectus), not misleading, or if it shall be necessary to amend or supplement any Current Report to comply with the Act or the Exchange Act or the rules thereunder, the Company promptly will notify each Underwriter of the necessity of such amendment or supplement, and the Underwriters, at their expense (such expense to be allocated between them based on the relative fault of the Underwriters) (or, if such amendment or supplement is necessary in order for any Current Report to comply with the Act or the Exchange Act or the rules thereunder, at the expense of the Company), shall prepare and furnish to the Company for filing with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance and shall distribute such amendment or supplement to each prospective investor in the Offered Certificates that received such information being amended or supplemented. Each Underwriter represents and warrants to the Company, as of the date of delivery of such amendment or supplement to the Company, that such amendment or supplement will not include any untrue statement of a material fact or, when read in conjunction with the Prospectus, omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, none of the Underwriters make any representation or warranty as to whether any such amendment or supplement of Computational Materials or ABS Term Sheets with respect to the Offered Certificates included or will include any untrue statement resulting directly from any Collateral Error (except any Corrected Collateral Error, with respect to materials prepared after the receipt by the Underwriters from the related Mortgage Loan Seller or the Company of notice of such Corrected Collateral Error or materials superseding or correcting such Corrected Collateral Error).

                   (e) The Underwriters (at their own expense) further agree to provide to the Company any accountants' letters obtained relating to the Computational Materials and/or ABS Term Sheets, which accountants' letters shall be addressed to the Company or shall state that the Company may rely thereon; provided that the Underwriters shall have no obligation to procure any such letter.

                   10. Substitution of Underwriters. (a) If either
 Underwriter shall fail to take up and pay for the amount of the Offered Certificates agreed by such Underwriter to be purchased under this Agreement, upon tender of such Offered Certificates in accordance with the terms hereof, and the amount of the Offered Certificates not purchased does not aggregate more than 10% of the total amount of the Offered Certificates set forth in
 Schedule I hereof (based on aggregate purchase price), the remaining Underwriter shall be obligated to take up and pay for the Offered Certificates that the withdrawing or defaulting Underwriter agreed but failed to purchase.

                   (b) If either Underwriter shall fail to take up and pay for the amount of the Offered Certificates agreed by such Underwriter to be purchased under this Agreement (such Underwriter being a "Defaulting Underwriter"), upon tender of such Offered Certificates in accordance with the terms hereof, and the amount of the Offered Certificates not purchased aggregates more than 10% of the total amount of the Offered Certificates set forth in Schedule I hereto (based on aggregate price), and arrangements satisfactory to the remaining Underwriter and the Company for the purchase of such Certificates by other persons are not made within 36 hours thereafter, this Agreement shall terminate. In the event of any such termination, the Company shall not be under any liability to any Underwriter (except to the extent provided in Section 5(g) and Section 8 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the amount of the Offered Certificates such Underwriter agreed to purchase hereunder) be under any liability to the Company (except to the extent provided in Sections 8 and 9 hereof). Nothing herein shall be deemed to relieve any Defaulting Underwriter from any liability it may have to the Company or the other Underwriter by reason of its failure to take up and pay for Offered Certificates as agreed by such Defaulting Underwriter.

                   11. Termination Upon the Occurrence of Certain Events. This Agreement shall be subject to termination in the absolute discretion of the Underwriters by notice given to the Company prior to delivery of and payment for all Offered Certificates if prior to such time (i) trading in securities of the Company or any affiliate on the New York Stock Exchange shall have been suspended or limited, or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared by either federal or New York State authorities, or (iii) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis, the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Underwriters, impractical to market the Offered Certificates.

                   12. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Offered Certificates. The provisions of Sections 5(g), 1, 8 and 9 hereof shall survive the termination or cancellation of this Agreement.

                   13. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or either telegraphed or transmitted by telecopier and confirmed to them at the addresses set forth on Schedule I hereto (or, in the case of any Underwriter, at such other address as may be furnished by such Underwriter to the Company and DLJ Mortgage Capital, Inc. (the "Additional Party") in accordance with this Section 13); or, if sent to the Company, will be mailed, delivered or either telegraphed or transmitted by telecopier and confirmed to it at 277 Park Avenue, 9th Floor, New York, New York 10172, Attention: N. Dante LaRocca (or at such other address as may be furnished by the Company to each Underwriter in accordance with this Section
 13); or, if sent to the Additional Party, will be mailed, delivered or either telegraphed or transmitted by telecopier and confirmed to it at 277 Park Avenue, 9th Floor, New York, New York 10172, Attention: N. Dante LaRocca (or at such other address as may be furnished by the Additional Party to each Underwriter in accordance with this Section 13).

                   14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 8 hereof, and their successors, heirs and legal representatives, and no other person will have any right or obligation hereunder.

                   15. Applicable Law; Counterparts. This Agreement will be governed by and construed in accordance with the substantive laws of the State of New York applicable to agreements made and to be performed entirely in said State. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument.

                   16. Obligations of the Additional Party. The Additional Party agrees, in consideration of and as an inducement to the Underwriters' purchase of the Offered Certificates from the Company, to indemnify and hold harmless each Underwriter, and each person who controls each Underwriter within the meaning of the Act or the Exchange Act, against any failure by the Company to perform any of its obligations under Section 8 hereof (as they relate to the indemnity agreement of the Company in Section 8(a) and the corresponding contribution obligations in Section 8(d) (the "Covered Obligation )), promptly after receipt from any Underwriter of written notice of any such failure. The Additional Party hereby waives notice of acceptance of its obligations hereunder and notice of any obligation or liability to which it may apply, and waives presentment, demand for payment, protest, notice of dishonor or non-payment of any such obligation or liability, suit or the taking of other action by any party hereto against, and any other notice to, the Additional Party. The Additional Party's obligations hereunder shall not be affected by any events, occurrences or circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor or surety, and such obligations will only be discharged by full, complete and final payment of the Covered Obligations.


                            [SIGNATURE PAGE FOLLOWS]

                   If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Additional Party and the several Underwriters.

                               Very truly yours,

                               DLJ COMMERCIAL MORTGAGE CORP.


                               By:  /s/ N. Dante LaRocca
                                  -------------------------------------
                                  Name:  N. Dante LaRocca
                                  Title: Senior Vice President


                               DLJ MORTGAGE CAPITAL, INC.*


                               By: /s/ N. Dante LaRocca
                                  -------------------------------------
                                  Name:  N. Dante LaRocca
                                  Title: Senior Vice President

 Accepted at New York, New York as of the date first written above.

 DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION


By: /s/ N. Dante LaRocca
   -------------------------------------
   Name:  N. Dante LaRocca
   Title: Senior Vice President

Accepted at New York, New York
as of the date first written above.

GOLDMAN, SACHS & CO.


By: /s/ Rolf Edwards
   -------------------------------------
   Name:  Rolf Edwards
   Title: Attorney-In-Fact

          DLJ Mortgage Capital, Inc. is executing this Underwriting Agreement solely with respect to its obligations set forth in Section 16 and with respect to the matters set forth in Section 12, Section 13,
          Section 14 and Section 15.

 SCHEDULE I
                                                          Principal or Notional
                                                          Amount of Relevant
                                                               Class of Offered
 Underwriters (and addresses)     Class           Certificates to be Purchased
 ----------------------------     -----           ----------------------------
 Donaldson, Lufkin & Jenrette     Class S                      $755,214,803(l)
   Securities Corporation         Class A-I A                    $120,805,000
 277 Park Avenue                  Class A-IB                     $445,101,500
 New York, New York 10172         Class A-2                       $34,884,500
 Attention: N. Dante LaRocca      Class A-3                       $40,699,000
                                  Class A-4                        $9,690,000
                                  Class B-1                       $29,070,500
                                  Class B-2                       $11,628,500
 Goldman, Sachs & Co.             Class S                      $755,214,803(1)
 85 Broad Street                  Class A- I A                   $120,805,000
 New York, NY 10004               Class A- I B                   $445,101,500
                                  Class A-2                       $34,884,500
                                  Class A-3                       $40,699,000
                                  Class A-4                        $9,690,000
                                  Class B- 1                      $29,070,500
                                  Class B-2                       $11,628,500





------------
(1) Notional Amount

SCHEDULE II

Registration Statement No. 333-59167

Basic Prospectus dated                  June 3, 1999

Prospectus Supplement dated             June 11, 1999

Title of Offered Certificates           Commercial Mortgage Pass-Through
                                        Certificates, Series 1999-CG2, Class S,
                                        Class A- I A, Class A- I B,
                                        Class A-2, Class A-3, Class A-4,
                                        Class B-I and Class B-2


Cut-off Date:                           June 1, 1999

Closing:                                10:00 a.m. on June 22, 1999
                                        at the offices of
                                        Sidley & Austin
                                        875 Third Avenue
                                        New York, New York 10022


                            Initial
                     Aggregate Certificate
                        Principal Balance
                           or Notional             Initial          Purchase
 Class Designation     Amount of Class(1)      Pass-Through Rate     Price(2)        Rating(3)
 -----------------     ------------------      -----------------     ---------       ---------

 Class S                 $1,550,429,606            0.4577%           3.359375%        Aaa/AAA
 Class A-I A             $241,610,000             6.8800%         100.515625%        Aaa/AAA
 Class A-I B              $890,203,000             7.3000%         101.500000%        Aaa/AAA
 Class A-2                 $69,769,000             7.4500%         101.515625%        Aa2/AA
 Class A-3                 $81,398,000             7.6067%         101.500000%         A2/AA
 Class A-4                 $19,380,000             7.6067%         101.359375%         A3/A
 Class B-1                 $58,141,000             7.6067%          99.328125%       Baa2/BBB
 Class B-2                 $23,257,000             7.6067%          93.875000%       Baa2/BBB-


(1) Plus or minus a permitted variance of 5%.

(2) Expressed as a percentage of the aggregate stated or notional amount, as applicable, of the relevant class of Offered Certificates to be purchased. The purchase price for each class of the Offered Certificates will include accrued interest at the initial Pass-Through Rate therefor on the aggregate stated or notional amount, as applicable, thereof to be purchased from the Cut-off Date to but not including the Closing Date.

(3) By each of Moody's Investors Service, Inc. and Fitch IBCA, Inc., respectively

(4) Aggregate Notional Amount.